Exhibit 10.15

SECOND AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This second amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated June 1, 2023, as amended by the First Amendment executed on or about July 18, 2024 (as amended, the “Agreement”), by and among Pineapple Energy Inc. (the “Company”), the parties listed under the heading “Guarantors” on the signature pages attached hereto (each, a “Guarantor,” collectively, the “Guarantors;” each of Company and each Guarantor are referred to herein as a “Company Entity,” and together as the “Company Entities”), and Decathlon Specialty Finance, LLC, a Delaware limited liability company is effective September 12, 2024 (the “Second Amendment Date”). Decathlon Specialty Finance, LLC has assigned the Agreement to Decathlon Growth Credit, LLC (“Lender”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company has requested that Lender forbear and consent to the Company making the Monthly Payment scheduled for September 15, 2024 at a later date. In connection with and as a material inducement to Lender to make an accommodation with respect to such request, Company desires to make certain amendments to the Agreement as provided herein.

The Company and the Lender hereby agree as follows:

1.	Amendments.

1.1. Monthly Payment for September 2024. Notwithstanding Section 2.3(b) of the Agreement, the Monthly Payment due on September 15, 2024 in the sum of $190,000.00 (the “September 2024 Payment”) shall instead be due on the earlier of (i) the closing of an equity raise resulting in gross proceeds of at least $2,000,000, and (ii) October 15, 2024.

1.2. Schedule 10.3. In the event the September 2024 Payment is not received on or before September 30, 2024, Schedule 10.3 shall be amended and restated in the form attached hereto as Schedule 10.3 and shall become effective on October 1, 2024.

2. Compliance with Agreement. Company represents that it is in full compliance with its obligations under the Agreement. To the best of Lender’s knowledge, there is no event of default existing or continuing nor any other event that has occurred which would be an event of default but for the passage of time under the Transaction Documents.

3. Transaction Costs. Pursuant to Section 12.7 of the Agreement and in connection with this Amendment, the Company will reimburse Lender for all fees and expenses incurred by Lender relating to this Amendment. Without limiting the foregoing, the Company will pay Lender $500 related to Lender’s fees and expenses incurred in connection with this Amendment.

4.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

The parties have executed this Amendment as of the Second Amendment Date.

COMPANY:

PINEAPPLE ENERGY, INC. (f/k/a PINEAPPLE HOLDINGS, INC.)

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

LENDER:

DECATHLON GROWTH CREDIT, LLC

yne
By:	/s/ Wayne Cantwell
Wayne Cantwell, Managing Director

GUARANTORS:

PINEAPPLE ENERGY LLC

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

SUNATION SOLAR SYSTEMS, INC.

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

SUNATION COMMERCIAL, INC.

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

SUNATION SERVICE, LLC

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

SUNATION ROOFING, LLC

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

SUNATION ENERGY, LLC

By:	/s/ Scott Maskin
Scott Maskin, Interim CEO

SCHEDULE 10.3 MINIMUM INTEREST

The “Minimum Interest” means, subject to the application of Section 8.2, the amount shown below in the column headed Minimum Interest opposite the applicable period during which the Payoff Date occurs:

Period During Which the Payoff Date Occurs	Minimum Interest
On or before 12 months after the Effective Date	0.265 times the Advance
After 12 months and on or before 24 months after the Effective Date	0.365 times the Advance
After 24 months and on or before 36 months after the Effective Date	0.515 times the Advance
After 36 months after the Effective Date	0.615 times the Advance